                            STOCK OPTION AGREEMENT

                   DATED AS OF THE 23RD DAY OF SEPTEMBER, 1997

                                BY AND BETWEEN

                             ZIONS BANCORPORATION

                                     AND

                            VECTRA BANKING CORP.

STOCK OPTION AGREEMENT


            STOCK OPTION AGREEMENT, dated as of the 23rd day of September, 1997 (this "Agreement"), between Zions Bancorporation, a Utah corporation ("Grantee"), and Vectra Banking Corp., a Colorado corporation ("Issuer").

                                 WITNESSETH:

            WHEREAS, Grantee and Issuer are entering into an Agreement and Plan of Merger dated as of the date hereof (the "Plan"), which is being executed by the parties hereto simultaneously with the execution of this Agreement; and

            WHEREAS, as a condition and inducement to Grantee's entering into the Plan and in consideration therefor, Issuer has agreed to grant Grantee the Option (as defined below);

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Plan, the parties hereto agree as follows:

            SECTION 1.  GRANT OF OPTION.  (a) Issuer hereby grants to Grantee
                        ---------------
an unconditional, irrevocable option (the "Option") to purchase, subject to the terms hereof, up to 959,462 fully paid and nonassessable shares of Common Stock, par value $.01 per share ("Common Stock"), of Issuer at a price per share equal to the average of the closing prices per share of Common Stock reported on the NASDAQ National Market System for the ten NASDAQ trading day period ending on the date hereof (the "Initial Price"); provided, however,
                                                        --------  -------
that in the event Issuer issues or agrees to issue (other than pursuant to options and warrants to issue Common Stock or shares of convertible stock convertible into shares of Common Stock in effect or outstanding as of the date hereof) any shares of Common Stock at a price less than the Initial
Price (as adjusted pursuant to Section 5(b)), such price shall be equal to such lesser price (such price, as adjusted as hereinafter provided, the "Option Price"); and, provided further, however, that in no event shall the
                      -------- -------  -------
number of shares of Common Stock for which the Option is exercisable exceed 19.9% of the number of shares of Common Stock then issued and outstanding without giving effect to any shares subject or issued pursuant to the Option. The number of shares of Common Stock that may be received upon the exercise of the Option and the Option Price are subject to adjustment as herein set forth.

            (b) In the event that any additional shares of Common Stock are issued or otherwise become outstanding after the date of this Agreement (other than pursuant to this Agreement and other than pursuant to an event described in Section 5(a) hereof), the number of shares of Common Stock subject to the Option shall be increased so that after such issuance such number together with any shares of Common Stock previously issued pursuant hereto, equals 19.9% of the number of shares of Common Stock then issued and outstanding without giving effect to any shares subject or issued pursuant to the Option. Nothing contained in this Section l(b) or elsewhere in this Agreement shall be deemed to authorize Issuer to issue shares in breach of any provision of the Merger Agreement.

            SECTION 2.  EXERCISE OF OPTION.
                        ------------------

            (a)  Timing of Exercise, Termination.  Provided that (i) Grantee
                 -------------------------------
shall not be in material breach of the agreements or covenants contained in this Agreement or the Plan and (ii) no preliminary or permanent injunction or other order against delivery of shares covered by the Option issued by any court of competent jurisdiction in the United States shall be in effect,
Grantee may exercise the Option, in whole or part, at any time and from time to time following the occurrence of a Purchase Event (as defined below); provided that the Option shall terminate and be of no further force and
--------
effect upon the earliest to occur of (i) the time immediately prior to the Effective Time, (ii) 12 months after the first occurrence of a Purchase
Event, (iii) 18 months after the termination of the Plan following the occurrence of a Preliminary Purchase Event (as defined below), (iv) termination of the Plan in accordance with the terms thereof prior to the occurrence of a Purchase Event or a Preliminary Purchase Event (other than a termination of the Plan by Grantee pursuant to Section 8.01(b)(i) or (ii) or by Grantee and Issuer pursuant to Section 8.01(a) thereof if Grantee shall at that time have been entitled to terminate the Plan pursuant to Section 8.01(b)(i) or (ii) thereof (provided that the breach of Issuer giving rise to such termination or such right to terminate was willful)), or (v) 18 months after the termination of the Plan by Grantee pursuant to Section 8.01(b)(i) or (ii) or by Grantee and Issuer pursuant to Section 8.01(a) thereof if Grantee shall at that time have been entitled to terminate the Plan pursuant to Section 8.01(b)(i) or (ii) thereof (provided that the breach of Issuer giving rise to such termination or such right to terminate was willful). The events described in clauses (i) - (v) in the preceding sentence are hereinafter collectively referred to as an "Exercise Termination Event." Anything herein to the contrary notwithstanding, any purchase of shares upon exercise of the Option shall be subject to compliance with applicable law. The rights set forth in Section 7 hereof shall terminate when the right to exercise the Option terminates (other than as a result of a complete exercise of the Option) as set forth herein.

            (b)  Preliminary Purchase Event.  The term "Preliminary Purchase
                 --------------------------
Event" shall mean any of the following events or transactions occurring after the date hereof:

            (i) Issuer or any of its subsidiaries (each, an "Issuer Subsidiary") shall have entered into an agreement to engage in an Acquisition Transaction (as defined below) with any Person (the term "Person" for purposes of this Agreement having the meaning assigned thereto in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations thereunder) other than Grantee or any of its subsidiaries (each a "Grantee Subsidiary") or the Board of Directors of Issuer shall have recommended that the shareholders of Issuer approve or accept any Acquisition Transaction with any Person other than Grantee or any Grantee Subsidiary. For purposes of this Agreement, "Acquisition Transaction" shall mean (x) a merger or consolidation, or any similar transaction, involving Issuer or any Issuer Subsidiary, (y) a purchase, lease or other acquisition of all or substantially all of the assets of or assumption of all or substantially all the deposits of Issuer or any Issuer Subsidiary or (z) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of securities representing 10% or more of the voting power of Issuer or any Issuer Subsidiary, provided that the term "Acquisition Transaction" does not include any internal merger or consolidation involving only Issuer and/or Issuer Subsidiaries;

            (ii) Any Person (other than Grantee or any Grantee Subsidiary or any Issuer Subsidiary acting in a fiduciary capacity in the ordinary course of business) shall have acquired Beneficial Ownership or the right to acquire Beneficial Ownership, of shares of Common Stock (the term "Beneficial Ownership" for purposes of this Agreement having the meaning assigned thereto in Section 13(d) of the Exchange Act, and the rules and regulations thereunder) such that, upon the consummation of such acquisition, such Person would have Beneficial Ownership, in the aggregate, of 10% or more of the then outstanding shares of Common Stock;

            (iii) Any Person other than Grantee or any Grantee Subsidiary shall have made a bona fide proposal to Issuer or its shareholders, by
                        ---------
      public announcement or written communication that is or becomes the subject of public disclosure, to engage in an Acquisition Transaction (including, without limitation, any situation in which any Person other than Grantee or any Grantee Subsidiary shall have commenced (as such term is defined in Rule 14d-2 under the Exchange
      Act) or shall have filed a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to, a tender offer or exchange offer to purchase any shares of Common Stock such that, upon consummation of such offer, such Person would own or control 10% or more of the then outstanding shares of Common Stock (such an offer being referred to herein as a "Tender Offer" or an "Exchange Offer", respectively));

            (iv) After a proposal is made by a third party to Issuer or its shareholders to engage in an Acquisition Transaction, or such third party states its intention to make such a proposal if the Plan terminates and/or the Option expires, Issuer shall have breached any covenant or obligation contained in the Plan and such breach would entitle Grantee to terminate the Plan (without regard to the cure period provided for therein unless such cure is promptly effected without jeopardizing consummation of the Merger pursuant to the terms of the Plan);

            (v) The holders of Common Stock shall not have approved the Plan by the requisite vote at the meeting of such stockholders held for the purpose of voting on the Plan, or such meeting shall not have been held or shall have been canceled prior to termination of the
      Plan, in each case after it shall have been publicly announced that any Person (other than Grantee or any Grantee Subsidiary) shall have
      (A) made, or disclosed an intention to make, a bona fide proposal to
                                                     ---------
      engage in an Acquisition Transaction, (B) commenced a Tender Offer or filed a registration statement under the Securities Act with respect to an Exchange Offer or (C) filed an application (or given a notice) with, whether in draft of final form, the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") or any other governmental authority or regulatory or administrative agency or commission (each, a "Governmental Authority"), for approval to engage in an Acquisition Transaction;

            (vi) Any Person (other than Grantee or any Grantee Subsidiary), other than in connection with a transaction to which Grantee has given its prior written consent, shall have filed an application or notice with the Federal Reserve Board or other Governmental Authority for approval to engage in an Acquisition Transaction; or

            (vii) The Issuer's Board of Directors shall have withdrawn or modified (or publicly announced its intention to withdraw or modify) in any manner adverse in any respect to Grantee its recommendation that the stockholders of Issuer approve the transactions contemplated by the Plan, or Issuer or any Issuer Subsidiary shall have authorized, recommended, proposed (or publicly announced its intention to authorize, recommend or propose) an agreement to engage in an Acquisition Transaction with any person other than Grantee or a Grantee Subsidiary.

            (c)  Purchase Event.  The term "Purchase Event" shall mean either
                 --------------
of the following events or transactions occurring after the date hereof:

            (i) The acquisition by any Person other than Grantee or any Grantee Subsidiary of Beneficial Ownership of shares of Common Stock, such that, upon the consummation of such acquisition, such Person would have Beneficial Ownership, in the aggregate, of 25% or more of the then outstanding shares of Common Stock; or

            (ii)  The occurrence of a Preliminary Purchase Event described in
      Section 2(b)(i) hereof except that the percentage referred to in clause (z) shall be 25%.

            (d)  Notice by Issuer.  Issuer shall notify Grantee promptly in
                 ----------------
writing of the occurrence of any Preliminary Purchase Event or Purchase Event; provided, however, that the giving of such notice by Issuer shall not
       --------  -------
be a condition to the right of Grantee to exercise the Option.

            (e)  Notice of Exercise.  In the event that Grantee is entitled to
                -------------------
and wishes to exercise the Option, it shall send to Issuer a written notice
(the "Option Notice" and the date of which being hereinafter referred to as the "Notice Date") specifying (i) the total number of shares of Common Stock it will purchase pursuant to such exercise, (ii) the aggregate purchase price as provided herein and (iii) a period of time (that shall not be less than three business days nor more than thirty business days) running from the
Notice Date (the "Closing Date") and a place at which the closing of such purchase shall take place; provided, that, if prior notification to or
                           --------  ----
approval of the Federal Reserve Board or any other Governmental Authority is required in connection with such purchase (each, a "Notification" or an "Approval," as the case may be), (a) Grantee shall promptly file, or cause to be filed, the required notice or application for approval ("Notice/Application"), (b) Grantee shall expeditiously process, or cause to be expeditiously processed, the Notice/Application and (c) for the purpose of determining the Closing Date pursuant to clause (iii) of this sentence, the period of time that otherwise would run from the Notice Date shall instead run from the later of (x) in connection with any Notification, the date on which any required notification periods have expired or been terminated and (y) in connection with any Approval, the date on which such approval has been obtained and any requisite waiting period or periods shall have expired. For purposes of Section 2(a) hereof, any exercise of the Option shall be deemed to occur on the Notice Date relating thereto. On or prior to the Closing Date, Grantee shall have the right to revoke its exercise of the Option in the event that the transaction constituting a Purchase Event that gives rise to such right to exercise shall not have been consummated.

            (f)  Payments.  At the closing referred to in Section 2(e) hereof,
                 --------
Grantee shall present and surrender this Agreement and pay to Issuer the aggregate Option Price for the shares of Common Stock specified in the Option Notice in immediately available funds by wire transfer to a bank account designated by Issuer; provided, however, that failure or refusal of Issuer to
                      --------  -------
designate such a bank account shall not preclude Grantee from exercising the Option.

            (g)  Delivery of Common Stock.  At such closing, simultaneously
                 ------------------------
with the delivery of immediately available funds as provided in Section 2(f) hereof, Issuer shall deliver to Grantee a certificate or certificates representing the number of shares of Common Stock specified in the Option Notice and, if the Option should be exercised in part only, a new Option evidencing the rights of Grantee thereof to purchase the balance of the shares of Common Stock purchasable hereunder.

            (h)  Common Stock Certificates.  Certificates for Common Stock
                 -------------------------
delivered at a closing hereunder shall be endorsed with a restrictive legend substantially as follows:

      The transfer of the shares represented by this certificate is subject to resale restrictions arising under the Securities Act of 1933, as amended, and to certain provisions of an agreement between Zions Bancorporation and Vectra Banking Corp. ("Issuer") dated as of the 23rd day of September, 1997. A copy of such agreement is on file at the principal office of Issuer and will be provided to the holder hereof without charge upon receipt by Issuer of a written request therefor.

It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act in the above legend shall be removed by delivery of substitute certificate(s) without such reference if Grantee shall have delivered to Issuer a copy of a letter from the staff of the Securities and Exchange Commission (the "SEC"), or an opinion of counsel, in form and substance reasonably satisfactory to Issuer, to the effect that such legend is not required for purposes of the Securities Act; (ii) the reference to the provisions of this Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Agreement and under circumstances that do not require the retention of such reference; and
(iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law.

            (i)  Holder of Record.  Upon the giving by Grantee to Issuer of an
                 ----------------
Option Notice and the tender of the applicable purchase price in immediately available funds on the Closing Date, Grantee shall be deemed to be the holder of record of the number of shares of Common Stock specified in the Option Notice, notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing such shares of Common Stock shall not then actually be delivered to Grantee. Issuer shall pay all expenses and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 2 in the name of Grantee.

            SECTION 3.  ISSUER'S COVENANTS.
                        ------------------

            (a)  Available Shares.  The Issuer agrees that it shall at all
                 ----------------
times until the termination of this Agreement have reserved for issuance upon the exercise of the Option that number of authorized and reserved shares of Common Stock equal to the maximum number of shares of Common Stock at any time and from time to time issuable hereunder, all of which shares will, upon issuance pursuant hereto, be duly authorized, validly issued, fully paid, nonassessable, and delivered free and clear of all claims, liens, encumbrances and security interests and not subject to any preemptive rights.

            (b)  Compliance.  The Issuer agrees that it will not, by amendment
                 ----------
of its articles of incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by Issuer.

            (c)  Certain Actions, Applications and Arrangements.  Issuer shall
                 ----------------------------------------------
promptly take all action as may from time to time be required (including (i) complying with all premerger notification, reporting and waiting period requirements specified in 15 U.S.C. ' 18a and regulations promulgated thereunder and (ii) in the event, under the Bank Holding Company Act of 1956, as amended ("BHC Act"), or the Change in Bank Control Act of 1978, as amended, or any state banking law, prior approval of or notice to the Federal Reserve Board or to any other Governmental Authority is necessary before the Option may be exercised, cooperating with Grantee in preparing such applications or notices and providing such information to each such Governmental Authority as it may require) in order to permit Grantee to exercise the Option and Issuer duly and effectively to issue shares of Common Stock pursuant hereto, and to protect the rights of Grantee against dilution.

            SECTION 4.  EXCHANGE OF OPTION.  This Agreement and the Option
                        ------------------
granted hereby are exchangeable, without expense, at the option of Grantee, upon presentation and surrender of this Agreement at the principal office of Issuer, for other agreements providing for Options of different denominations entitling the holder thereof to purchase, on the same terms and subject to the same conditions as are set forth herein, in the aggregate the same number of shares of Common Stock purchasable hereunder. The terms "Agreement" and "Option" as used in this Section 4 include any agreements and related options for which this Agreement and the Option granted hereby may be exchanged.
Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, Issuer will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

            SECTION 5.  ADJUSTMENTS.  The number of shares of Common Stock
                        -----------
purchasable upon the exercise of the Option shall be subject to adjustment from time to time as follows:

      (a) In the event of any change in the Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares or the like, the type and number of shares of Common Stock purchasable upon exercise hereof shall be appropriately adjusted and proper provision shall be made so that, in the event that any additional shares of Common Stock are to be issued or otherwise to become outstanding as a result of any such change (other than pursuant to an exercise of the Option), the number of shares of Common Stock that remain subject to the Option shall be increased so that, after such issuance and together with shares of Common Stock previously issued pursuant to the exercise of the Option (as adjusted on account of any of the foregoing changes in the Common Stock), it represents the same proportion of the number of shares of Common Stock then issued and outstanding as such proportion before the applicable event described in this Section 5(a).

      (b) Whenever the number of shares of Common Stock purchasable upon exercise hereof is adjusted as provided in this Section 5, the Option Price shall be adjusted by multiplying the Option Price by a fraction, the numerator of which shall be equal to the number of shares of Common Stock purchasable prior to the adjustment and the denominator of which shall be equal to the number of shares of Common Stock purchasable after the adjustment.

            SECTION 6.  REGISTRATION RIGHTS.  (a)  Upon the occurrence of a
                        -------------------
Purchase Event that occurs prior to an Exercise Termination Event, Issuer shall, at the request of Grantee (whether on its own behalf or on behalf of any subsequent holder of the Option (or part thereof) or any of the shares of Common Stock issued pursuant hereto), promptly prepare, file and keep current a registration statement under the Securities Act covering any shares issued and issuable pursuant to the Option and shall use its best efforts to cause such registration statement to become effective and remain current in order to permit the sale or other disposition of any shares of Common Stock issued upon total or partial exercise of the Option ("Option Shares") in accordance with any plan of disposition requested by Grantee. The Issuer will use its best efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of 180 days from the day such registration statement first becomes effective. Grantee shall have the right to demand two such registrations at the Issuer's expense. The foregoing notwithstanding, if, at the time of any request by Grantee for registration of Option Shares as provided above, Issuer is in the process of registration with respect to an underwritten public offering of shares of Common Stock, and if in the good faith judgment of the managing underwriter or managing underwriters, or, if none, the sole underwriter or underwriters, of such offering, the offering or inclusion of the Option Shares would interfere materially with the successful marketing of the shares of Common Stock offered by Issuer, the number of Option Shares otherwise to be covered in the registration statement contemplated hereby may be reduced; provided,
                                                                  --------
however, that after any such required reduction, the number of Option Shares
-------
to be included in such offering for the account of Grantee shall constitute at least 33 1/3% of the total number of shares of Common Stock held by Grantee and Issuer covered in such registration statement; provided further,
                                                              -------- -------
however, that if such reduction occurs, then Issuer shall file a registration
-------
statement for the balance as promptly as practicable thereafter as to which no reduction shall thereafter occur. In addition, if the Issuer proposes to register its Common Stock or any other securities on a form that would permit the registration of the Shares for public sale under the Securities Act (whether proposed to be offered for sale by the Issuer or any other Person) it will give prompt written notice to Grantee of its intention to do so, specifying the relevant terms of such proposal, including the proposed maximum offering price thereof. Upon the written notice of Grantee (whether on its own behalf or on behalf of any subsequent holder of the Option (or part thereof) or any of the shares of Common Stock issued pursuant hereto) delivered to the Issuer within 20 business days after the giving of any such notice, which request shall specify the number of Shares desired to be disposed by Grantee, the Issuer will use its best efforts to effect, in connection with its proposed registration, the registration under the Securities Act of the Shares set forth in such request. Grantee shall be entitled to two such registrations at the Issuer's expense. Grantee shall provide all information reasonably requested by Issuer for inclusion in any registration statement to be filed hereunder. In connection with any such registration, Issuer and Grantee shall provide each other with representations, warranties, indemnities and other agreements customarily given in connection with such registrations. If requested by Grantee in connection with such registration, Issuer and Grantee shall become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating themselves in respect of representations, warranties, indemnities and other agreements customarily included in such underwriting agreements.

            (b) In the event that Grantee requests Issuer to file a registration statement following the failure to obtain any approval required to exercise the Option as described in Section 9 hereof, the closing of the sale or other disposition of the Common Stock or other securities pursuant to such registration statement shall occur substantially simultaneously with the exercise of the Option.

            (c) Except where applicable state law prohibits such payments, Issuer will pay all expenses (including without limitation registration fees, qualification fees, blue sky fees and expenses (including the fees and expenses of counsel), legal expenses, including the reasonable fees and expenses of one counsel to the holders whose Option Shares are being registered, printing expenses and the costs of special audits or "cold comfort" letters, expenses of underwriters, excluding discounts and commissions but including liability insurance if Issuer so desires or the underwriters so require, and the reasonable fees and expenses of any necessary special experts) in connection with each registration pursuant to this Section 6 (including the related offerings and sales by holders of Option Shares) and all other qualifications, notification or exemptions pursuant to this Section 6.

            (d) In connection with any registration under this Section 6, Issuer hereby indemnifies the Grantee, and each officer, director and controlling person of Grantee, and each underwriter thereof, including each person, if any who controls such holder or underwriter within the meaning of
Section 15 of the Securities Act, against all expenses, losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement contained in any registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such expenses, losses, claims, damages or liabilities of such indemnified party are caused by any untrue statement or alleged untrue statement that was included by Issuer in any such registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) in reliance upon and in conformity with, information furnished in writing to Issuer by such indemnified party expressly for use therein, and Issuer and each officer, director and controlling person of Issuer shall be indemnified by such Grantee, or by such underwriter, as the case may be, for all such expenses, losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement, that was included by Issuer in any such registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) in reliance upon, and in conformity with, information furnished in writing to Issuer by such holder or such underwriter, as the case may be, expressly for such use.

            Promptly upon receipt by a party indemnified under this Section
6(d) of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section 6(d), such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may otherwise have to any indemnified party under this
Section 6(d). In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (i) the indemnifying party either agrees to pay the same, (ii) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party, or (iii) the indemnified party has been advised by counsel that one or more legal defenses may be available to the indemnifying party that may be contrary to the interests of the indemnified party. No indemnifying party shall be liable for the fees and expenses of more than one separate counsel for all indemnified parties or for any settlement entered into without its consent, which consent may not be unreasonably withheld.

            If the indemnification provided for in this Section 6(d) is unavailable to a party otherwise entitled to be indemnified in respect of any expenses, losses, claims, damages or liabilities referred to herein, then the indemnifying party, in lieu of indemnifying such party otherwise entitled to be indemnified, shall contribute to the amount paid or payable by such party to be indemnified as a result of such expenses, losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of Issuer, the Grantee and the underwriters in connection with the statements or omissions which resulted in such expenses, losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the expenses, losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim; provided, however, that in no case shall the Grantee be responsible, in the
--------  -------
aggregate, for any amount in excess of the net offering proceeds attributable to its Option Shares included in the offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any obligation by any Grantee to indemnify shall be several and not joint with other holders of Option Shares.

            SECTION 7.  OPTION REPURCHASE. (a)  Upon the occurrence of a
                        -----------------
Purchase Event that occurs prior to an Exercise Termination Event, (i) at the request (the date of such request being the "Request Date") of Grantee, delivered within 30 days of the Purchase Event (or such later period as may be provided pursuant to Section 9 hereof), Issuer shall repurchase the Option from Grantee at a price (the "Option Repurchase Price") equal to (x) the amount by which (A) the market/offer price (as defined below) exceeds (B) the Option Price, multiplied by the number of shares for which the Option may then be exercised and (ii) at the request (the date of such request being the "Request Date") of the owner of Option Shares from time to time (the "Owner"), delivered within 30 days of a Purchase Event (or such later period as may be provided pursuant to Section 9 hereof), Issuer shall repurchase such number of the Option Shares from the Owner as the Owner shall designate at a price (the "Option Share Repurchase Price") equal to (x) the market/offer price multiplied by the number of Option Shares so designated. The term "market/offer price" shall mean the highest of (i) the price per share of Common Stock at which a tender offer or exchange offer therefor has been made after the date hereof and on or prior to the Request Date, (ii) the price per share of Common Stock paid or to be paid by any third party pursuant to an agreement with Issuer (whether by way of a merger, consolidation or otherwise), (iii) the highest closing price for shares of Common Stock within the 90-day period ending on the Request Date as reported on NASDAQ (as reported in The Wall Street Journal or, if not reported therein, in another mutually agreed upon authoritative source) or (iv) in the event of a sale of all or substantially all of Issuer's assets, the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a nationally-recognized independent investment banking firm mutually selected by Grantee or the Owner, as the case may be, on the one hand, and Issuer, on the other hand, divided by the number of shares of Common Stock of Issuer outstanding at the time of such sale. In determining the market/offer price, the value of consideration other than cash shall be determined by a nationally-recognized independent investment banking firm mutually selected by Grantee or Owner, as the case may be, on the one hand, and Issuer, on the other hand, whose determination shall be conclusive and binding on all parties.

            (b) Grantee or the Owner, as the case may be, may exercise its right to require Issuer to repurchase the Option and/or any Option Shares pursuant to this Section 7 by surrendering for such purpose to Issuer, at its principal office, a copy of this Agreement or certificates for Option Shares, as applicable, accompanied by a written notice or notices stating that Grantee or the Owner, as the case may be, elects to require Issuer to repurchase the Option and/or the Option Shares in accordance with the provisions of this Section 7. As immediately as practicable, and in any event within five business days after the surrender of the Option and/or certificates representing Option Shares and the receipt of such notice or notices relating thereto, Issuer shall deliver or cause to be delivered to Grantee the Option Repurchase Price or to the Owner the Option Share Repurchase Price or the portion thereof that Issuer is not then prohibited from so delivering under applicable law and regulation or as a consequence of administrative policy.

            (c) Issuer hereby undertakes to use its best efforts to obtain all required regulatory and legal approvals and to file any required notices as promptly as practicable in order to accomplish any repurchase contemplated by this Section 7. Nonetheless, to the extent that Issuer is prohibited under applicable law or regulation, or as a consequence of administrative policy, from repurchasing the Option and/or the Option Shares in full, Issuer shall immediately so notify Grantee and/or the Owner and thereafter deliver or cause to be delivered, from time to time, to Grantee and/or the Owner, as appropriate, the portion of the Option Repurchase Price and the Option Share Repurchase Price, respectively, that it is no longer prohibited from delivering, within five business days after the date on which Issuer is no longer so prohibited; provided, however, that if Issuer at any time after
                      --------  -------
delivery of a notice of repurchase pursuant to Section 7(b) is prohibited under applicable law or regulation, or as a consequence of administrative policy, from delivering to Grantee and/or the Owner, as appropriate, the Option Repurchase Price and the Option Share Repurchase Price, respectively, in full Grantee or Owner may revoke its notice of repurchase of the Option or the Option Shares either in whole or in part whereupon, in the case of a revocation in part, Issuer shall promptly (i) deliver to Grantee and/or the Owner, as appropriate, that portion of the Option Purchase Price or the Option Share Repurchase Price that Issuer is not prohibited from delivering after taking into account any such revocation and (ii) deliver, as appropriate, either (A) to Grantee, a new Agreement evidencing the right of Grantee to purchase that number of shares of Common Stock equal to the number of shares of Common Stock purchasable immediately prior to the delivery of the notice of repurchase less the number of shares of Common Stock covered by the portion of the Option repurchased or (B) to the Owner, a certificate for the number of Option Shares covered by the revocation.

            (d) Issuer shall not enter into any agreement with any party (other than Grantee or a Grantee Subsidiary) for an Acquisition Transaction unless the other party thereto assumes all the obligations of Issuer pursuant to this Section 7 in the event that a Grantee or Owner elects, in its sole discretion, to require such other party to perform such obligations.

            SECTION 8.  SUBSTITUTE OPTION.
                        -----------------

            (a)   Grant of Substitute Option. In the event that prior to an
                  --------------------------
Exercise Termination Event, Issuer shall enter into an agreement (i) to consolidate or merge with any Person, other than Grantee or a Grantee

Subsidiary, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any Person, other than Grantee or a Grantee Subsidiary, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property or the then outstanding shares of Common Stock shall after such merger represent less than 50% of the outstanding shares and share equivalents of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its or any Issuer Subsidiary's assets to any Person, other than Grantee or a Grantee Subsidiary, then, and in each such case, the agreement governing such transaction shall make proper provision so that the Option shall, upon the consummation of such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of Grantee, of either (x) the Acquiring Corporation (as defined below) or (y) any Person that controls the Acquiring Corporation (the Acquiring Corporation and any such controlling Person being hereinafter referred to as the "Substitute Option Issuer").

            (b)  Exercise of Substitute Option.  The Substitute Option shall
                 -----------------------------
be exercisable for such number of shares of the Substitute Common Stock (as is hereinafter defined) as is equal to the market/offer price (as defined in
Section 7 hereof), multiplied by the number of shares of the Common Stock for
                   ----------
which the Option was theretofore exercisable, divided by the Average Price
                                              -------
(as is hereinafter defined). The exercise price of the Substitute Option per share of the Substitute Common Stock (the "Substitute Purchase Price") shall then be equal to the product of the Option Price multiplied by a fraction in
                                                 ----------
which the numerator is the number of shares of Common Stock for which the Option was theretofore exercisable and the denominator is the number of shares for which the Substitute Option is exercisable.

            (c)  Terms of Substitute Option.  The Substitute Option shall
                 --------------------------
otherwise have the same terms as the Option, provided, however, that if the
                                             --------  -------
terms of the Substitute Option cannot, for legal reasons, be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to Grantee.

            (d)  Substitute Option Definitions.  The following terms have the
                 -----------------------------
meanings indicated:

            (i) "Acquiring Corporation" shall mean (i) the continuing or surviving corporation of a consolidation or merger with Issuer (if other than Issuer), (ii) Issuer in a merger in which Issuer is the continuing or surviving Person, and (iii) the transferee of all or any substantial part of the Issuer's assets (or the assets of any Issuer Subsidiary);

            (ii) "Substitute Common Stock" shall mean the common stock issued by the Substitute Option Issuer upon exercise of the Substitute Option; and

            (iii) "Average Price" shall mean the average closing price of a share of the Substitute Common Stock for the one year immediately preceding the consolidation, merger or sale in question, but in no event higher than the closing price of the shares of the Substitute Common Stock on the day preceding such consolidation, merger or sale; provided, however, that if such closing price is not ascertainable
      --------  -------
      due to an absence of a public market for the Substitute Common Stock, "Average Price" shall mean the higher of (i) the price per share of Substitute Common Stock paid or to be paid by any third party pursuant to an agreement with the issuer of the Substitute Common Stock and (ii) the book value per share, calculated in accordance with generally accepted accounting principles, of the Substitute Common Stock immediately prior to exercise of the Substitute Option; provided, further, that if Issuer is the issuer of the Substitute
      --------  -------
      Option, the Average Price shall be computed with respect to a share of common stock issued by Issuer, the Person merging into Issuer or by any company which controls or is controlled by such merging
      Person, as Grantee may elect.

            (e)  Cap on Substitute Option.  In no event, pursuant to any of
                 ------------------------
the foregoing paragraphs, shall the Substitute Option be exercisable for more than that proportion of the outstanding Substitute Common Stock equal to the proportion of the outstanding Common Stock of the Issuer which Grantee had the right to acquire immediately prior to the issuance of the Substitute Option. In the event that the Substitute Option would be exercisable for more than the proportion of the outstanding Substitute Common Stock referred to in the immediately preceding paragraph but for this clause (e), the Substitute Option Issuer shall make a cash payment to Grantee equal to the excess of (i) the value of the Substitute Option without giving effect to the limitation in this clause (e) over (ii) the value of the Substitute Option after giving effect to the limitation in this clause (e). This difference in value shall be determined by a nationally recognized investment banking firm selected by Grantee and reasonably acceptable to the Acquiring Corporation.

            SECTION 9.  EXTENSION OF EXERCISE RIGHT.  Notwithstanding Sections
                        ---------------------------
2, 6 and 7 and 11 hereof, if Grantee has given the notice referred to in one or more of such Sections, the exercise of the rights specified in any such Section shall be extended (a) if the exercise of such rights requires obtaining regulatory approvals (including any required waiting periods) to the extent necessary to obtain all regulatory approvals for the exercise of such rights, and (b) to the extent necessary to avoid liability under Section 16(b) of the Exchange Act by reason of such exercise; provided, however, that
                                                      --------  -------
in no event shall any closing date occur more than 6 months after the related Notice Date, and, if the closing date shall not have occurred within such period due to the failure to obtain any required approval by the Federal Reserve Board or any other Governmental Authority despite the best efforts of Issuer or the Substitute Option Issuer, as the case may be, to obtain such approvals, the exercise of the Option shall be deemed to have been rescinded as of the related Notice Date. In the event (a) Grantee receives official notice that an approval of the Federal Reserve Board or any other
Governmental Authority required for the purchase and sale of the Option
Shares will not be issued or granted or (b) a closing date has not occurred within 6 months after the related Notice Date due to the failure to obtain any such required approval, Grantee shall be entitled to exercise the Option in connection with the resale of the Option Shares pursuant to a registration statement as provided in Section 6.

            SECTION 10.  ISSUER'S REPRESENTATIONS AND WARRANTIES.  Issuer
                         ---------------------------------------
hereby represents and warrants to Grantee as follows:

            (a)  Corporate Authority.  Issuer has full corporate power and
                 -------------------
authority to execute and deliver this Agreement and, subject to any approvals or consents referred to herein, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Issuer and no other corporate proceedings on the part of Issuer are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly authorized, executed and delivered by the Issuer.

            (b)  Availability of Shares.  Issuer has taken all necessary
                 ----------------------
corporate action to authorize and reserve and to permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms will have reserved for issuance upon the exercise of the Option, that number of shares of Common Stock equal to the maximum number of shares of Common Stock at any time and from time to time issuable hereunder, and all such shares, upon issuance pursuant hereto, will be duly authorized, validly issued, fully paid, non-assessable, and will be delivered free and clear of all claims, liens, encumbrances and security interests and not subject to any preemptive rights.

            (c)    No Violations.  The execution, delivery and performance of
                   -------------
this Agreement does not or will not, and the consummation by Issuer of any of the transactions contemplated hereby will not, constitute or result in (A) a breach or violation of, or a default under, its articles of incorporation or by-laws, or the comparable governing instruments of any of the Issuer Subsidiaries, or (B) a breach or violation of, or a default under, any agreement, lease, contract, note, mortgage, indenture, arrangement or other obligation of it or any of the Issuer Subsidiaries (with or without the giving of notice, the lapse of time or both) or under any law, rule, ordinance or regulation or judgment, decree, order, award or governmental or non-governmental permit or license to which it or any of the Issuer Subsidiaries is subject, that would, in any case give any other person the ability to prevent or enjoin Issuer's performance under this Agreement in any material respect.

            SECTION 11.  Grantee's Representations and Warranties.  Grantee
                         ----------------------------------------
hereby represents and warrants to issuer as follows:

            (a)  Corporate Authority.  Grantee has all requisite corporate
                 -------------------
power and authority to enter into this Agreement and, subject to any approvals or consents referred to herein, to consummate the transactions contemplated hereby. The execution and deliver of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Grantee. This Agreement has been duly authorized, executed and delivered by Grantee.

            (b)  Investment Intent.  The Option is not being, and any shares
                 -----------------
of Common Stock or other securities acquired by Grantee upon exercise of the Option will not be, acquired with a view to the public distribution thereof and will not be transferred or otherwise disposed of except in a transaction registered or exempt from registration under the Securities Act.

            SECTION 12.  Assignment.  Neither of the parties hereto may assign
                         ----------
any of its rights or delegate any of its obligations under this Agreement or the Option created hereunder to any other Person without the express written consent of the other party, except that Grantee may assign this Agreement to a wholly owned subsidiary of Grantee and Grantee may assign its rights hereunder in whole or in part after the occurrence of a Preliminary Purchase Event; provided, however, that until the date at which the Federal Reserve
       --------  -------
Board has approved an application by Grantee under the BHC Act to acquire the shares of Common Stock subject to the Option, other than to a wholly owned subsidiary of Grantee, Grantee may not assign its rights under the Option except in (i) a widely dispersed public distribution, (ii) a private placement in which no one party acquires the right to purchase in excess of
2% of the voting shares of Issuer, (iii) an assignment to a single party
(e.g., a broker or investment banker) for the purpose of conducting a widely
 - -
dispersed public distribution on Grantee's behalf, or (iv) any other manner approved by the Federal Reserve Board. The term "Grantee" as used in this Agreement shall also be deemed to refer to Grantee's permitted assigns. Any attempted assignment prohibited by this Section 12 is void and without effect.

            SECTION 13.  Filings and Consents.  Each of Grantee and Issuer
                         --------------------
will use its reasonable efforts to make all filings with, and to obtain consents of, all third parties and Governmental Authorities necessary to the consummation of the transactions contemplated by this Agreement, including, without limitation, making application if necessary, for listing of the shares of Common Stock issuable hereunder on any exchange or quotation system and applying to the Federal Reserve Board under the BHC Act and to state banking authorities for approval to acquire the shares issuable hereunder.

            SECTION 14.  Remedies.  The parties hereto acknowledge that
                         --------
damages would be an inadequate remedy for a breach of this Agreement by either party hereto and that the obligations of the parties shall hereto be enforceable by either party hereto through injunctive or other equitable relief. Both parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief and that this provision is without prejudice to any other rights that the parties hereto may have for any failure to perform this Agreement.

            SECTION 15.  Severability.  If any term, provision, covenant or
                         ------------
restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated.

            SECTION 16.  Notices.  All notices, requests, claims, demands
                         -------
and other communications hereunder shall be deemed to have been duly given when delivered in Person, by cable, telegram, telecopy or telex, or by registered or certified mail (postage prepaid, return receipt requested) at the respective addresses of the parties set forth in the Plan.

            SECTION 17.  Counterparts.  This Agreement may be executed in two
                         ------------
or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement and shall be effective at the time of execution.

            SECTION 18.  Expenses.  Except as otherwise expressly provided
                         --------
herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

            SECTION 19.  Entire Agreement.  Except as otherwise expressly
                         ----------------
provided herein or in the Plan, this Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereof, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors except as assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

            SECTION 20.  Definitions.  Capitalized terms used in this
                         -----------
Agreement and not defined herein but defined in the Plan shall have the meanings assigned thereto in the Plan.

            SECTION 21.  Effect on Plan.  Nothing contained in this Agreement
                         --------------
shall be deemed to authorize Issuer or Grantee to breach any provision of the Plan.

            SECTION 22.  Selections.  In the event that any selection or
                         ----------
determination is to be made by Grantee hereunder and at the time of such selection or determination there is more than one Grantee, such selection shall be made by a majority in interest of such Grantees.

            SECTION 23.  Further Assurances.  In the event of any exercise of
                         ------------------
the option by Grantee, Issuer and such Grantee shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

            SECTION 24.  Voting.  Except to the extent Grantee exercises the
                         ------
Option, Grantee shall have no rights to vote or receive dividends or have any other rights as a shareholder with respect to shares of Common Stock covered hereby.

            SECTION 25.  Governing Law.  This Agreement shall be governed by
                         -------------
and construed in accordance with the laws of the State of Utah.

            IN WITNESS WHEREOF, each of the parties has caused this Stock Option Agreement to be executed on its behalf by their officers thereunto duly authorized, all as of the date first above written.


                               ZIONS BANCORPORATION



                               By:  /s/ Dale M. Gibbons
                                    ---------------------
                                    Name:  Dale M. Gibbons
                                    Title: Chief Financial Officer


                               VECTRA BANKING CORP.



                               By:  /s/ Gary S. Judd
                                    ------------------
                                    Name:  Gary S. Judd
                                    Title: President and Chief Executive Officer